SUB-ITEM 77D(a): Exhibits
SELIGMAN HIGH INCOME FUND SERIES
High-Yield Fund



Incorporated by reference to Post-Effective Amendment No. __ to Registrant's Registration Statement on Form N-1A filed on February 28, 2006 pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended.